                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statements of Additional Information of the Seasons and Seasons Select II Variable Annuities, which constitute part of this Registration Statement on Form N-4 for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated February 11, 2003, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated June 20, 2003, relating to the financial statements of Variable Annuity Account Five. We also consent to the incorporation by reference of our reports into the Seasons Select II Variable Annuity Prospectus, which constitutes part of this Registration Statement. We also consent to the incorporation by reference of our reports into the Seasons Variable Annuity Prospectus, which is incorporated by reference in this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectuses and to the reference to us under the heading "Financial Statements" in such Statements of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
October 28, 2003